SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                       TCW/DW TOTAL RETURN TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                              _                                     _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                    ERV           |
                    T  =     |    \  |      -------------      |  - 1
                             |     \ |            P            |
                             |      \|                        |
                             |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000          ERV AS OF    AGGREGATE             NUMBER OF              AVERAGE ANNUAL
INVESTED - P      31-Jul-95    TOTAL RETURN          YEARS - n              TOTAL RETURN - T
-----------      -----------   ------------          ----------             ----------------
30-Nov-94        $1,140.40        14.04%                0.67                     NA

(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                              _                                     _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                    EVb           |
                    tb =     |    \  |      -------------      |  - 1
                             |     \ |            P            |
                             |      \|                        |
                             |_                              _|


           tb = AVERAGE ANNUAL COMPOUND RETURN
                (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
            n = NUMBER OF YEARS
          EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                ASSUMED BY FUND MANAGER)
            P = INITIAL INVESTMENT

                                                                           (B)
  $1,000          EVb AS OF      AGGREGATE            NUMBER OF       AVERAGE ANNUAL
INVESTED - P      31-Jan-95      TOTAL RETURN         YEARS - n       COMPOUND RETURN - t
-----------      ----------      ------------         ----------      --------------------
30-Nov-94         $1,124.90         12.49%                0.67                NA

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(D) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                              _                                     _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                    EV            |
                    t  =     |    \  |      -------------      |  - 1
                             |     \ |            P            |
                             |      \|                        |
                             |_                              _|

                                 EV
                   TR  =     ----------    - 1
                                  P


            t = AVERAGE ANNUAL TOTAL RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                (D)                                    (C)
  $1,000        EV AS OF       TOTAL                NUMBER OF       AVERAGE ANNUAL



INVESTED - P    31-Jul-95      RETURN - TR          YEARS - n        TOTAL RETURN - t
-----------     ---------      ------------         ----------      -----------------
30-Nov-94       $1,190.40        19.04%                0.67              NA

(E)       GROWTH OF $10,000
(F)       GROWTH OF $50,000
(G)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL                (E)   GROWTH OF         (F)   GROWTH OF               (G)   GROWTH OF
INVESTED - P     RETURN - TR          $10,000 INVESTMENT - G  $50,000 INVESTMENT- G         $100,000 INVESTMENT- G
------------     -----------          ----------------------  ---------------------        ----------------------
30-Nov-94         19.04                       $11,904                $59,520                     $119,040